This presentation may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the Safe Harbor Provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provision. Forward- looking statements can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and words of similar meaning. These forward- looking statements include, but are not limited to: • statements of our goals, intentions and expectations; • statements regarding our business plans, prospects, growth and operating strategies; • statements regarding the asset quality of our loan and investment portfolios; and • estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: • general economic conditions, either nationally or in our market areas, that are worse than expected; • competition among depository and other financial institutions Forward Looking Statements • changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; • adverse changes in the securities markets; • changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; • our ability to enter new markets successfully and capitalize on growth opportunities; • our ability to successfully identify, acquire, and integrate future acquisitions; • our incurring higher than expected loan charge-offs with respect to assets acquired in FDIC-assisted acquisitions; • changes in consumer spending, borrowing and savings habits; • changes in accounting policies and practices, as may be adopted by the bank regulatory agencies and the Financial Accounting Standards Board; and • changes in our organization, compensation and benefit plans. Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this presentation. Except as required by applicable law or regulation, we do not undertake, and specifically disclaim any obligation to update any forward-looking statements that may be made from time to time by or on behalf of the Company. Please see “Risk Factors” beginning on page 15 of the Company’s 10-K dated December 9, 2016. 2

Corporate Profile 3 Dollars in thousands Data as of or for the twelve months ended 9/30/17; Tangible Equity and Tangible Assets are month end balances Core deposits defined as total deposits less jumbo time deposits greater than $250,000 Financial Highlights Company Overview Branch Map • Founded in 1954 in West Point, GA • Successful acquirer, completed two whole bank and three FDIC acquisitions since 2009 • 356 FTEs servicing 61,540 checking accounts • 22 Branches located throughout strong growth markets CHFN (16) Resurgens (2) CBS Financial (4) Balance Sheet ($mm) Total Assets $1,640 Loans 1,162 Deposits 1,339 Core Deposits 1,245 Loans / Deposits 87 % Profitability ROAA 0.98 % Efficiency Ratio 68.0 Asset Quality NPA / Loans + OREO 0.27 % Reserves / NPLs 649.1 LLR / Loans 0.96 Capital Ratios Tang. Com. Equity / Tang. Assets Ratio 10.72 % Leverage Ratio 12.05 CET1 Capital Ratio 14.32 Tier 1 Capital Ratio 14.87 Total Risk Based Capital Ratio 15.79               GEORGIA ALABAMA FLORIDA Roswell Atlanta LaGrange West Point Auburn Savannah Montgomery Augusta Mobile Pensacola Jacksonville Dothan Birmingham Columbus Huntsville Tallahassee Athens Macon Tuscaloosa Albany Gainesville Panama City 75 75 16 65 20 20 95 10 65         Atlanta Sandy Springs Roswell Marietta Alpharetta Duluth Douglasville

Source: SNL Financial Pricing data as of 10/30/17; financial data as of or for the twelve months ended 9/30/17 Market Profile 4 Closing Price: $19.20 Shares Outstanding: 15,115,883 Market Capitalization ($mm): $290.2 Price / Tangible Book Value: 169 % Price / LTM EPS: 19.0 x Dividend Yield: 1.46 % Price Performance Since Full Conversion (4/8/13) Shareholders’ Return 1 - Year Price Performance Shareholders’ Return Since Full Conversion (4/8/13) Market Highlights 103% 96% 77% CHFN SNL U.S. Bank & Thrift S&P 500 45% 41% 19% CHFN SNL U.S. Bank & Thrift S&P 500 $10.08 $19.20 $0 $5 $10 $15 $20 $25 4/8/2013 2013 2014 2015 2016 10/30/2017 CHFN Stock Price

Effective Capital Deployment 5 Source: Bloomberg; Company documents Data as of or for the twelve months ended 9/30 each respective year; Tangible Common Equity/Tangible Assets are month end balances 24.78% 10.72%3.06% 8.18% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 2013 2014 2015 2016 2017 Tangible Common Equity/Tangible Assets Return on Average Tangible Common Equity Raised Capital in MHC Conversion

Strategic Direction 6 November 2017 CHFN Branch (22) December 31, 2007 CHFN Branch (10) 2000 2001 2008 2009 2013 2015 2016 2017 1954 (1954 – 2000) Small Town Mutual Thrift (2009 – 2012) Financial Crisis • Three FDIC assisted acquisitions (2 in the Atlanta MSA) • Supplemental capital raises to 40% public 2012 2014 4/8/2013 Completed full conversion raising $143 Million (2013 – 2015) Bought back 35.6% of outstanding stock through buybacks 12/3/2015 Announced CBS Financial Corporation Acquisition (closed 4/15/16) February 2017 Opened Buckhead Branch 6/1/2017 Announced Resurgens Bancorp Acquisition (closed 9/1/2017) (2001 – 2008) MHC 20% • Raised $39 Million in Capital • Buyback and dividends totaling $85 Million

Overview of Management Team 7 • Served as the Chief Executive Officer of CHFN since 2001 and as the CEO of CharterBank since 1996 • Previously served as CharterBank President, SVP, and CFO • Began working with CharterBank in 1984 • Served as Vice President and Treasurer of CharterBank since 1991 and became CFO of Charter Financial in 2001 • Graduate of Graduate School of Community Bank Management • Certified Public Accountant and Certified Management Accountant • Served as President of CharterBank since 2007 • Previously Executive Vice President of CharterBank for six years • 34 years of banking experience Lee W. Washam President Curtis R. Kollar Senior Vice President & CFO Robert L. Johnson Chairman & CEO

• Focus on strategic growth in strong high growth markets • M&A execution experience • Successfully leveraging excess capital • Maintained conservative credit underwriting • Built strong retail deposit franchise • History of rewarding shareholders Investment Highlights 8

Overview of Our Markets • Atlanta - Fourth fastest growing city in the US - Projected to be the sixth largest US city in the next 30 years - Wage growth has outpaced the US average for the last two years - Home to fifteen FORTUNE 500 companies • Auburn - Home to a top Public Research University - 6th best performing city for economic growth in the U.S. • Pensacola - 50 acre port with over 200,000 tonnage of annual shipments - Top quintile of US metro areas by population growth • West Point / LaGrange - Charter’s home market, 23.3% market share - Epicenter of the I-85 automotive industry - KIA auto plant has produced over half-a-million cars last year 9 Market Highlights http://www.ajc.com/news/local-govt--politics/census- metro-atlanta-population-approaches- million/1pxSPBRYI6L26zn4jgVBrN/ https://www.auburnalabama.org/economic- development/auburn-community- profile/National%20Recognition.pdf http://www.fdot.gov/seaport/pdfs/2015%20Florida%20Seaport%20Profiles%20Final.pdf ’18 – ’23 Projected Population Growth Unemployment Rate 1.7% 4.6% 5.2% 6.1% 6.7% 6.7% US: 3.8% 0.0% 2.0% 4.0% 6.0% 8.0% Alabama Southeast Georgia Pensacola, FL Atlanta, GA Auburn, AL 3.9% 4.0% 4.2% 4.6% 4.7% US: 4.4% 2.0% 3.0% 4.0% 5 6. Auburn, AL Pensacola, FL Alabama Atlanta, GA Georgia Source: SNL Financial; LaGrange Chamber of Commerce; Auburn Economic Development, FDOT; KIA; Atlanta Journal Constitution http://www.automobilemag.com/news/the-15-top-producing-american-car-plants-151801/ www.lagrangechamber.c om/work/economic- development https://www.bls.gov/regions/southeast/summary/blss ummary_atlanta.pdf https://www.kmmgusa.com/about-kmmg/our-history/

Population Growth By County 10 Source: SNL Financial                   (6%) to 0% (84) .01% to 3% (90) 3.1% to 6% (68) 6.1% to 10.7% (51) Total Pop. Growth CHFN (22)

Source: SNL Financial Deposit data as of 6/30/17 Demographic data deposit weighted by county Acquired branches include all transactions announced since 12/31/07 11 Acquisitive Growth in Attractive Markets ‘18 – ‘23 Projected Population Growth (%) ‘18 – ‘23 Projected Median HHI Growth (%) 2023 Projected Median HHI ($) 4.1% 6.3% 5.5% 4.6% 0.0% 2.0% 4.0% 6.0% 8.0% Legacy Branches Acquired Branches Combined Southeast 9.8% 9.9% 9.8% 6.5% 0.0% 3.0% 6.0% 9.0% 12.0% Legacy Branches Acquired Branches Combined Southeast $48,507 $73,669 $64,135 $54,678 $30,000 $45,000 $60, 00 $75,000 $90,000 Legacy Branches Acquired Branches Combined Southeast

5.5% Median: 3.4% (4.0%) 0.0% 4.0% 8.0% 12.0% Top Quartile Southeast Banks by Population Growth 12 Source: SNL Financial Includes all major exchange traded banks headquartered in AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA, WV with total assets between $1.0 bn and $10.0 bn; excludes merger targets Population Growth vs. Southeast Banks with Assets $1.0 bn - $10.0 bn

0.47% Median: 0.49% 0.00% 0.50% 1.00% 1.50% 2.00% Low Cost of Deposits Southeast Banks by Cost of Deposits 13 Source: SNL Financial Includes all major exchange traded banks headquartered in AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA, WV with total assets between $1.0 bn and $10.0 bn; excludes merger targets Cost of Deposits vs. Southeast Banks with Assets $1.0 bn - $10.0 bn

Strong Positioning in the Atlanta Metro Market 14 • Rank 8th in deposit market share among community banks in Atlanta MSA with less than $10.0 billion in assets • 56% or $662 million of CHFN’s loans are in the Atlanta MSA • Atlanta MSA proportion of CHFN’s deposits is 53% or $712 million Source: SNL Financial Data as of 6/30/17 Atlanta Market Share – Banks Under $10 bn in Assets Deposits Market % Deposits in Rank Institution ($mm) Share Branches Atlanta 1 Fidelity Southern Corp. $3,062 1.84% 46 78.4% 2 Brand Group Holdings Inc. 1,840 1.10 7 97.2 3 Atlantic Capital Bancshares Inc. 1,573 0.94 1 73.9 4 Hamilton State Bancshares Inc. 1,335 0.80 24 86.3 5 State Bank Financial Corp. 1,271 0.76 7 30.1 6 United Bank Corp. 981 0.59 14 83.7 7 MetroCity Bankshares Inc. 740 0.44 6 77.5 8 Charter Financial Corp. 712 0.43 11 52.7 9 Piedmont Bancorp Inc. 502 0.30 4 74.6 10 Landmark Bancshares Inc. 443 0.27 3 100.0 11 CCF Holding Co. 380 0.23 6 100.0 12 Georgia Banking Co. 361 0.22 2 100.0 13 Quantum Capital Corp. 361 0.22 3 100.0 14 National Commerce Corp. 311 0.19 2 12.2 15 First IC Corp. 296 0.18 6 99.8

Source: SNL Financial Deposit data as of 6/30 each respective year Legacy Homeland consists of Chambers County, AL and Troup County, GA 15 Expanded Presence in the Atlanta MSA 2007 Deposits by Market 2017 Deposits by Market Legacy Homeland 74% Auburn, AL MSA 26% Atlanta, GA MSA 53% Legacy Homeland 24% Pensacola, FL MSA 12% Auburn, AL MSA 11%

16 Financial Information

$0.29 $0.35 $0.83 $1.01 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2014 2015 2016 2017 Basic Earnings Per Share 17 Source: SNL Financial; Company documents Data for the twelve months ended 9/30 each respective year

Performance Metrics 18 Return on Average Assets (%) Efficiency Ratio (%) Return on Tangible Common Equity (%) Source: SNL Financial; Company documents Data as of or for the twelve months ended 9/30 each respective year 0.56% 0.56% 0.98% 0.98% 0.25% 0.50% 0.75% 1.00% 1.25% 2014 2015 2016 2017 82% 81% 72% 68% 60% 70% 80% 90% 100% 2014 2015 2016 2017 2.32% 2.68% 6.46% 8.18% 0.00% 2.50% 5.00% 7.50% 10.00% 2014 2015 2016 2017

Credit Quality 19 Return on Average Assets (%) Efficiency Ratio (%) Allowance for Loan Losses / Total Loans NPAs / Total As ets Reserves / NPLs Net Charge Offs / Total Average Loans Source: SNL Financial; Company documents Data as of or for the twelve months ended 9/30 each respective year 1.14% 0.73% 0.45% 0.19% 0.00% 0.40% 0.80% 1.20% 1.60% 2014 2015 2016 2017 223.1% 229.9% 277.7% 649.1% 75.0% 225.0% 375.0% 525.0% 675.0% 4 5 6 2017 1.53% 1.30% 1.03% 0.96% 0.00% 0.50% 1.00% 1.50% 2.00% 2014 2015 2016 2017 0.06% (0.00%) (0.13%) (0.16%)(0.20%) (0.10%) 0.00% 0 10% 0.20% 2014 2015 2016 2017

$618 $726 $1,007 $1,162 $500 $750 $1,000 $1,250 $1,500 2014 2015 2016 2017 $717 $739 $1,162 $1,339 $500 $750 $1,000 $1,250 $1,500 2014 2015 2016 2017 Assets ($mm) $1,010 $1,027 $1,438 $1,640 $800 $1,050 $1,300 $1,550 $1,800 2014 2015 2016 2017 Balance Sheet Growth 20 Deposits ($mm) Gross Loans ($mm) Source: SNL Financial Data as of 9/30 each respective year

Deposit Highlights 21 • 61,540 checking accounts • 52,343 active debit cards • 2.7% (1) gross fee yield on checking account balances • Bank card revenue 42% of deposit fees • 63% checking accounts accept electronic statements • 47 bps cost of deposits (1) Annualized fees divided by average checking account balances September 30, 2017

Deposit Highlights 22 2012 2017 Deposit Composition Core Deposit Growth Source: SNL Financial Data as of or for the twelve months ended 9/30 each respective year Demand Deposits 7% Transaction Accounts 15% Money Market & Savings 36% Retail Time Deposits 35% Jumbo Time Deposits 7% Demand Deposits 18% Transaction Accounts 25% Money Market & Savings 26% Retail Time Deposits 27% Jumbo Time Deposits 4% $755 $718 $695 $684 $1,088 $1,245 0.86% 0.61% 0.50% 0.44% 0.43% 0.47% 0.20% 0.40% 0.60% 0.80% 1.00% $400 $650 $900 $1,150 $1,400 2012 2013 2014 2015 2016 2017 Core Deposits ($mm) Cost of Deposits (%)

*Adjusted for net purchase discount accretion and amortization; see Appendix for Non-GAAP reconciliation Data for twelve months ended 9/30 each respective year 23 Net Interest Margin Trends 3.11% 2.82% 2.87% 3.26% 3.47% 3.53% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 2012 2013 2014 2015 2016 2017 Impact of Purchase Accounting on Net Interest Margin Net Interest Margin Excluding the effects of Purchase Accounting* Net Interest Margin Including the effects of Purchase Accounting

24 Operating Leverage ($000s) Average Deposits Per Branches Efficiency Ratio Source: SNL Financial Data as of or for the twelve months ended 9/30 each respective year $47,813 $49,257 $58,092 $60,870 $45,000 $50,000 $55,000 $60,000 $65,000 2014 2015 2016 2017 82% 81% 72% 68% 60% 70% 80% 90% 100% 2014 2015 2016 2017

25 Non-Interest Income Dollars in millions Noninterest Income adjusted for FDIC purchase accounting accretion *Other includes BOLI, Brokerage Commissions, Gain/Loss on Sale of Securities, Recovery on Purchase Accounting Loans Data for the twelve months ended 9/30 each respective year $0.0 $6.0 $12.0 $18.0 $24.0 2012 2013 2014 2015 2016 2017 Deposit Fees 1-4 Loan Gain on Sale Other* $11.5 21.8% 66.7%61.2% 30.4% 64.9% 27.5% $14.5 57.2% 32.7% $14.8 71.0% 18.1% $21.0 $11.6 10.1% 10.9% 7.6% 11.5% 8.4% 68.3% 12.6% 19.1% $19.2

26 Non-Interest Expense Dollars in millions FY 2016 - Noninterest Expense includes $4.2 million of deal costs FY 2017 - Noninterest Expense includes $1.9 million of deal costs Data for the twelve months ended 9/30 each respective year $0.0 $12.0 $24.0 $36.0 $48.0 2012 2013 2014 2015 2016 2017 Salaries and Benefits Other Occupancy & Furn. and Equip. Professional Services Marketing 22.4% 17.9% 50.8%48.0% 21.7% 21.6% 54.6% 14.1% 22.7% $36.2 56.5% 11.9% 23.3% $36.8 23.2% 56.2% 13.3% $45.4 $40.3 $36.3 55.1% 7.6% 29.8% $46.5 4.0% 3.5% 4.6%5.3% 4.0% 4.7% 3.6% 4.0% 3.5% 3.2% 3.8% 5.1%

Capital Leveraging Strategy Effectively deploy capital through: • M&A • Organic growth • Adding loan producers • Cash dividends • Share Buybacks 27 Source: SNL Financial Data as of 9/30 each respective year; Tangible Equity and Tangible Assets are month end balances TCE / TA Leverage Ratio Total Risk-Based Capital Ratio 21.90% 19.56% 12.14% 10.72% 5.00% 10.00% 15.00% 20.00% 25.00% 2014 2015 2016 2017 17.67% 19.11% 12.68% 12.05% 5.00% 10.00% 15.00% 20.00% 2 . 2014 2015 2016 2017 27.90% 25.48% 16.74% 15.79% 5.00% 10.00% 15.00% 20.00% 25.00% 30 2014 2015 2016 2017

28 Why Charter?

Investment Merits 29 • Accelerating EPS growth • Exposure to high growth markets • Capacity for additional operating and capital leverage • Focused on organic growth • Strategic M&A potential • Track record of returns to shareholders • Annualized total return since 2013 stock conversion of 16.5%

Investor Contacts 1233 O. G. Skinner Drive West Point, Georgia 31833 1-800-763-4444 www.charterbk.com 30 Robert L. Johnson Chairman and Chief Executive Officer bjohnson@charterbank.net (706) 645-3249 Lee W. Washam President lwasham@charterbank.net (706) 645-3630 Curtis R. Kollar Senior Vice President and Chief Financial Officer ckollar@charterbank.net (706) 645-3237

31 Appendix

Loan and Deposit Detail 32 Data as of 9/30/17 Source: SNL Financial Loans Deposits Non Interest Bearing 18% Interest Bearing & Other Trans 25% MMDA & Sav 26% Time Deposits < $250k 25% Time Deposits > 250k 6% Deposit Type Amount % of Total Non Interest Bearing $235,874 18 % Interest Bearing & Other Trans 331,339 25 MMDA & Sav 345,641 26 Time Deposits < $250k 332,608 25 Time Deposits > 250k 93,681 6 Total Deposits $1,339,143 100.0 % Loan Portfolio Amount % of Total C&D 157,723 14% 1-4 Family 242,588 21 Home Equity 42,702 4 Owner-Occupied CRE 200,194 17 Other CRE 333,890 29 Multifamily 30,073 3 C&I 96,651 8 Consr & Other 7,699 4 Gross Loans & Leases $1,161,520 100.0 % C&D 14% 1-4 Family 21% Home Equity 4% Owner- Occupied CRE 17% Other CRE 29% Multifamily 3% C&I 8% Consr & Other 4%

Reconciliation of Non-GAAP Measures 33 Source: SNL Financial Data as of or for the twelve months ended 9/30 each respective year 2014 2015 2016 2017 Loans Receivable Income Excluding Accretion Loans receivable income $35,003,936 $36,375,782 $43,548,848 $50,333,085 Loan purchase discount accretion $6,593,661 $5,945,442 $4,371,087 $1,741,625 Amortization of FDIC loss share and amortization ($3,507,017) ($2,387,205) Net purchase discount accretion and amortization $3,086,644 $3,558,237 $4,371,087 $1,741,625 Loans receivable income excluding accretion and amortization of loss share receivable (Non-GAAP) $31,917,292 $32,817,545 $39,177,761 $48,591,460 Net Interest Margin Excluding the Effects of Purchase Accounting Net Interest margin 3.22% 3.67% 3.89% 3.67% Effect to adjust for net purchase discount accretion -0.35% -0.41% -0.42% -0.14% Net interest margin excluding the effects of purchase accounting (Non-GAAP) 2.87% 3.26% 3.47% 3.53% Tangible Book Value Per Share Book value per share $12.32 $12.79 $13.52 $14.17 Effect to adjust for goodwill and other intangible assets ($0.26) ($0.31) ($2.16) ($2.84) Tangible book value per share (Non-GAAP) $12.06 $12.48 $11.36 $11.33 Tangible Common Equity Ratio Total equity to total assets 22.26% 19.95% 14.12% 13.06% Effect to adjust for goodwill and other intangible assets -0.36% -0.39% -1.98% -2.34% Tangible common equity ratio (Non-GAAP) 21.90% 19.56% 12.14% 10.72% Return on Average Tangible Equity Return on average equity 2.28% 2.62% 5.90% 6.89% Effect to adjust for goodwill and other intangible assets 0.04% 0.06% 0.56% 1.29% Return on average tangible equity (Non-GAAP) 2.32% 2.68% 6.46% 8.18%

Interest Rate Risk Bank Net Portfolio 34 (1) Assumes an instantaneous uniform change in interest rates at all maturities. (2) NPV is the difference between the present value of an institution's assets and liabilities. (3) Present value of assets represents the discounted present value of incoming cash flows on interest-earning assets. (4) NPV ratio represents NPV divided by the present value of assets. At September 30, 2017 Change in Interest Ra es (bp) (1) Estimated NPV (2) Estimated Increase (Decrease) in NPV Percentage Change in NPV NPV Ratio as a Percent of Present Value of Assets (3)(4) Increase (Decrease) in NPV Ratio as a Percent of Present Value of Assets (3)(4) (dollars in thousands) 300 $319,856 $13,445 4.4% 19.5% 0.5% 200 $316,502 $10,091 3.3% 19.3% 0.6% 100 $312,115 $5,704 1.9% 19.0% 0.3% — $306,411 — — 18.7% — (100) $281,583 ($24,828) (8.1%) 17.2% (1.5%)